                                                                      Exhibit 21

            LIST OF SUBSIDIARIES OF LANDAMERICA FINANCIAL GROUP, INC.
            ---------------------------------------------------------

                                                                               State of Incorporation
                                                                               ----------------------
Subsidiaries                                                                       or Organization
------------                                                                       ---------------

   Beech-Fly, LLC                                                                     Virginia

   Commonwealth Land Title Insurance Company                                        Pennsylvania
     Its Subsidiaries:
     ----------------
     Albuquerque Title Company, Inc.                                                 New Mexico
     Atlantic Title & Abstract Company                                                Delaware
       Its Subsidiary:
       --------------
       ATACO, Inc.                                                                  Pennsylvania
     Capital City Title Services, Inc.                                               New Mexico
     CLTIC-RELO, Inc.                                                                 Delaware
       Its Subsidiaries:
       ----------------
       The Resource Alliance Group, Inc.                                              Delaware
     Commercial Settlements, Inc.                                               District of Columbia
     Commonwealth Land Title Company                                                 California
     Commonwealth Land  Title Company of Austin                                         Texas
     Commonwealth Land Title Company of Dallas                                          Texas
     Commonwealth Land Title Company of El Paso                                         Texas
     Commonwealth Land Title Company of Fort Worth                                      Texas
     Commonwealth Land Title Company of Houston                                         Texas
     Commonwealth Land Title Company of San Antonio                                     Texas
     Commonwealth Land Title Company of Washington                                   Washington
     Commonwealth Land Title Corporation (Iowa)                                         Iowa
     Commonwealth Relocation Services, Inc.                                         Pennsylvania
     Commonwealth Title of Arizona                                                     Arizona
     Congress Abstract Corporation                                                  Pennsylvania
     Crestview Lawyers Service                                                       New Jersey
     CRS Financial Services, Inc.                                                   Pennsylvania
     DO Holding Company, Inc.                                                       Pennsylvania
     Edge Rock, Inc.                                                                  Delaware
       Its Subsidiaries:
       ----------------
       Cornerstone Residential Title Agency                                             Ohio
     First Growth-Commonwealth Title Agency, LLC                                     New Jersey
     Golden State Title Company                                                      California
     Goliath, Inc.                                                                  Pennsylvania
       Its Subsidiary:
       --------------
       Goliath Four, L. P.                                                          Pennsylvania
     Industrial Valley Title Insurance Company                                      Pennsylvania
       Its Subsidiary:
       --------------
       Commonwealth Land Title Insurance Company of New Jersey                       New Jersey
     LandAmerica Appraisal Services, Inc.                                           Pennsylvania
     Longworth Insured Title Agency LLC                                                 Ohio
     Louisville Title Company                                                         Kentucky
     Osage Corporation                                                              Pennsylvania
     Partners Title Company                                                             Texas


                                                                               State of Incorporation
                                                                               ----------------------
   Subsidiaries                                                                    or Organization
   ------------                                                                    ---------------
     Pikes Peak Title Service, Inc.                                                   Colorado
     Plantco, Inc.                                                              District of Columbia
     Property Services, Inc.                                                        Pennsylvania
     Rainier Title Company                                                           Washington
     Residential Abstract, LLC                                                        New York
     T & T Co. Holding Company                                                         Florida
       Its Subsidiary:
       --------------
       Title & Trust Company of Florida                                                Florida
     The National 1031 Exchange Corporation                                          California
     Title Guarantee Company of Rhode Island                                        Rhode Island
     Title Services, Inc.                                                             Minnesota

   Global Corporate Services, Inc.                                                    Michigan

   LandAmerica Alliance Company                                                       Virginia
     Its Subsidiaries:
     ----------------
     Commonwealth Land Title Company of Puget Sound, LLC                              Virginia
     Four Star Title Agency, LLC                                                        Ohio
     Realty Reports Alliance, LLC                                                     New York
       Its Subsidiaries:
       ----------------
       Echo Home Title Agency, LLC                                                    New York
       United Settlement, LLC                                                         New York
     USA Title Affiliates, Inc.                                                       Virginia

   LandAmerica Environmental Insurance Service Agency, Inc.                           Virginia
     Its Subsidiaries:
     ----------------
     LEISA of Arizona, Inc.                                                            Arizona
     LEISA of California, Inc.                                                       California
     LEISA of Connecticut, Inc.                                                      Connecticut
     LEISA of New York, Inc.                                                          New York
     LEISA of Ohio, Inc.                                                                Ohio
     LEISA of Pennsylvania, Inc.                                                    Pennsylvania
     LEISA of Texas, Inc.                                                               Texas

   LandAmerica Exchange Company                                                       Maryland

   LandAmerica Information Company                                                    Virginia

   LandAmerica OneStop, Inc.                                                          Virginia
     Its Subsidiary:
     --------------
     REalitics, LLC                                                                    Georgia

   LandMDA, L.L.C.                                                                    Virginia


                                                                               State of Incorporation
                                                                               ----------------------
   Subsidiaries                                                                    or Organization
   ------------                                                                    ---------------

   Lawyers Title Insurance Corporation                                                Virginia
     Its Subsidiaries:
     ----------------
     American Title Group, Inc.                                                         Texas
       Its Subsidiaries:
       -----------------
       ATCOD, Inc. d/b/a American Title Company                                         Texas
       American Title Company of Austin d/b/a Austin Title Company                      Texas
       Commercial Abstract & Title Co. d/b/a Lawyers Title of                           Texas
         San Antonio, Inc.
       Texas Title Company                                                              Texas
     Atlanta Title Company                                                             Georgia
     Bankers Alliance Title Agency, LLC                                                 Ohio
     Brighton Title Services Company, LLC                                             Michigan
     Builders Disbursement Services, Inc.                                             Virginia
     Building Exchange Company                                                        Virginia
     CFS Title Insurance Agency, LLC                                                  Virginia
     Charter Title Company                                                            Virginia
       Its Subsidiaries:
       ----------------
       Charter Title/Sugarland, Ltd. d/b/a Charter Title Company Fort Bend              Texas
       Charter Title Company - Galveston, L.L.C.                                        Texas
         Its Subsidiary:
         --------------
         Harbour Title Company d/b/a Lawyers Title Galveston                            Texas
     Commerce Title Guaranty Co.                                                     Tennessee
     Continental Diversified Services Company                                        California
     Elliptus Technologies, Inc.                                                      Virginia
     Excel Title Agency, LLC                                                          Virginia
     First Stable Properties, Inc.                                                    Virginia
     First Title & Escrow Company, Inc.                                               Tennessee
     Florida Southern Abstract & Title Co.                                             Florida
     Guarantee Title Co., Inc.                                                         Kansas
     J-FLY, L.L.C.                                                                    Virginia
     Land Canada Limited                                                               Canada
     Land Title Abstract Co.                                                          Michigan
     Land Title Dawson Abstract Co.                                                   Michigan
     LandAm Construction Exchange Company                                             Virginia
     Lawyers Acquisition Company, Inc.                                                Virginia
     Lawyers Holding Corporation                                                      Virginia
       Its Subsidiaries:
       ----------------
       Biltmore Abstract, LLC                                                       Pennsylvania
       Chatham Abstract, LLC                                                        Pennsylvania
       CTC-LTIC, Inc.                                                                   Maine
       Lion Abstract, LLC                                                           Pennsylvania
       Louisville Title Agency of Central Ohio, Inc.                                    Ohio
       Oakton Title, Inc.                                                             Virginia
     Lawyers Title Agency, Inc.                                                       Virginia

                                                                               State of Incorporation
                                                                               ----------------------
   Subsidiaries                                                                    or Organization
   ------------                                                                    ---------------
     Lawyers Title Company                                                           California
       Its Subsidiaries:
       ----------------
       California Land Title Company                                                 California
       Continental Land Title Company                                                California
       Continental Lawyers Company                                                   California
       LTC Exchange Company                                                          California
       LandAmerica Account Servicing, Inc.                                             Arizona
       Lawyers Title of Arizona, Inc.                                                  Arizona
       Lawyers Title of Nevada, Inc.                                                   Nevada
     Lawyers Title of El Paso, Inc.                                                   Virginia
     Lawyers Title of North Carolina, Inc.                                            Virginia
     Lawyers Title of Pueblo, Inc.                                                    Colorado
     Lawyers Title Realty Services, Inc.                                              Virginia
     Lawyers Title Settlement Company, LLC                                            Virginia
     Long Island Title Services Agency, LLC                                           Virginia
     LTIC Alliance LLC                                                                  Ohio
       Its Subsidiary:
       --------------
       HL Title Agency LLC                                                              Ohio
     Monroe County Abstract Co.                                                       Michigan
     New Mexico Title Company                                                        New Mexico
     NIA/Lawyers Title Agency, LLC                                                   New Jersey
     Performance Tax Services, Inc.                                                     Texas
     Portland Financial Services Corporation                                           Oregon
     Property Title Insurance Corporation                                            Puerto Rico
     RE/Affirm Title Agency, L.L.C.                                                     Ohio
     Real Estate Title Company, Incorporated                                          Maryland
     RealServe Company, Inc.                                                          Virginia
     Rio Rancho Title, Inc.                                                          New Mexico
     St. Clair County Abstract Co.                                                    Michigan
     Tamiami Abstract & Title Co.                                                      Florida
     The Title Guarantee & Trust Company                                                Ohio
     Title Investors Group, Inc.                                                        Texas
         Its Subsidiaries:
         ----------------
       Land Title Insurance Company                                                  California
         Title Insurance Company of America                                           Tennessee
         Its Subsidiaries:
         ----------------
         Mid-South Title Corporation                                                  Tennessee
         Rutherford County Title Insurance Co.                                        Tennessee
     TransOhio Residential Title Agency Ltd.                                            Ohio
     Wilson Title Company, Inc.                                                         Texas

   Transnation Title Insurance Company                                                 Arizona
     Its Subsidiaries:
     ----------------
     TransAccount Services, Inc.                                                     Washington
     Transnation Title & Escrow, Inc.                                                 Delaware
     Transnation Title Insurance Company of New York                                  New York
     Title Transfer Services, Inc.                                                    Colorado
     Xenia Property Company                                                         Pennsylvania

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